Exhibit 10.21
No.
THIS WARRANT MAY NOT BE EXERCISED PRIOR TO                     , 2010 AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED PRIOR TO THAT DATE EXCEPT TO AN OFFICER, DIRECTOR OR PARTNER OF THE HOLDER. THIS WARRANT WILL EXPIRE AND BE VOID AFTER                     , 2015.
Warrant To Purchase Up To 160,000 Shares
of
THE FILM DEPARTMENT HOLDINGS, INC.
(A Delaware Corporation)
     THIS CERTIFIES THAT, in consideration of that certain Investment Advisory Services letter agreement dated March 30, 2010, the Film Department Holdings, Inc. (the “Company”) grants to Girard Securities, Inc. (the “Holder”) as registered owner of this Warrant the right to purchase at any time or from time to time at or after                     , 2010 and at or before 5:00 p.m., Eastern Time,                     , 2015 (the “Termination Date”), but not thereafter, 160,000 shares of common stock,       par value (“Common Stock”) of the Company. This Warrant is exercisable at $                     per share so purchased (the “Exercise Price”), upon presentation and surrender of this Warrant and upon payment of the Exercise Price for such of the Common Stock at the principal office of the Company; provided, however, that upon the occurrence of any of the events specified in the Statement of Rights of Warrant, a copy or which is attached as Annex I hereto and by this reference made a part hereof, the rights granted by this Warrant, including the number of shares of Common Stock to be received upon such exercise, shall be adjusted as therein specified. If the Termination Date is a day on which banking institutions are authorized by law to close, then this Warrant may be exercised in accordance with the terms herein on the next succeeding day which is not such a day on which banking institutions are authorized by law to close. During the period ending on the Termination Date, the Company agrees not to take any action that would terminate the Warrant.
     This Warrant may be exercised, in whole or in part, at any time and from time to time during the Exercise Period. Such exercise shall be accomplished by tender to the Company of the purchase price set forth above as the warrant price (the “Warrant Price”), either (a) in cash, by wire transfer or by certified check or bank cashier’s check, payable to the order of the Company, or (b) by surrendering all or a portion of the of the Warrant using the amount by which the Fair Market Value, as defined, exceeds the Warrant Price to purchase a number of shares of Common Stock without the payment of any cash as illustrated in the formula provided below (a “Cashless Exercise”), together with presentation and surrender to the Company of this Warrant with an executed form of election and instructions for registration in substantially the form attached hereto as Exhibit A. Upon receipt of the foregoing, the Company will deliver to the Holder, as promptly as possible but in no event more than three business days, a certificate or certificates representing the shares of Common Stock so purchased, registered in the name of the Holder or its transferee. With respect to any exercise of this Warrant, the Holder will for all purposes be deemed to have become the holder of record of the number of shares of Common Stock purchased hereunder on the date this Warrant and payment of the Warrant Price is received by the Company (the “Exercise Date”), irrespective of the date of delivery of the certificate evidencing such shares, except that, if the date of such receipt is a date on which the stock transfer books of the Company are closed, such person will be deemed to have become the holder of such shares at the close of business on the next succeeding date on which the stock transfer books are open. Fractional shares of Common Stock will not be issued upon the exercise of this Warrant. In lieu of any fractional shares that would have been issued but for the immediately preceding sentence, the Holder will be entitled to receive cash equal to the current Fair Market Value of such fraction of a share of Common Stock on the trading day immediately preceding the Exercise Date. In the event this Warrant is exercised in part, the Company shall issue a new Warrant to the Holder covering the aggregate number of shares of Common Stock for which this Warrant remains exercisable.
If the Holder elects to conduct a Cashless Exercise, the Company shall cause to be delivered to the Holder a certificate or certificates representing the number of shares of Common Stock computed using the following formula:

X = Y *	(A-B)
A
          Where:
X =	the number of shares of Common Stock to be issued to the Holder;

Y =	the portion of the Warrant (in number of shares of Common Stock) being exercised by the Holder (at the date of such calculation);

A =	the Fair Market Value of one share of Common Stock on the Exercise Date (as calculated below); and

B =	the Warrant Price.
For purposes of the foregoing calculation, “Fair Market Value of one share of Common Stock on the Exercise Date” shall mean: (i) if the principal trading market for such securities is a national securities exchange, the Nasdaq Stock Market or the Over-the-Counter Bulletin Board (“OTCBB”), the closing or last sale price on such exchange or market (during regular hours) on the last trading day immediately prior to such Exercise Date; or (ii) if (i) is not applicable, and if bid and ask prices for shares of Common Stock are reported by the National Quotation Bureau (“NQB”), the average of the high bid and low ask prices so reported on the last trading day immediately prior to such Exercise Date. Notwithstanding the foregoing, if there is no reported closing price, last sales price, or bid and ask prices, as the case may be, for the period in question, then the Fair Market Value shall be determined in good faith by, and reflected in a formal resolution of the Board of Directors of the Company.
     Upon exercise of this Warrant, the form of election attached hereto as Exhibit A must be duly executed and the instructions for registration of the Common Stock acquired by such exercise must be completed. If the subscription rights represented hereby shall not be exercised at or before 5:00 p.m., Eastern Time, on the Termination Date, then, from and after such date and time, this Warrant shall become and be void without further force or effect, and all rights represented hereby shall cease and expire.
     The registered Holder of this Warrant, by its acceptance hereof, agrees that it will not sell, transfer or assign or hypothecate this Warrant prior to                     , 2010 to anyone other than an officer, director or partner of such Holder. Subsequent to that date, this Warrant may be assigned by the Holder in whole or in part by execution by the Holder of the form of assignment, a copy of which is attached hereto as Exhibit B, to certain persons, including dealers or their officers or partners, In the event of any assignment made as aforesaid, the Company, upon request and surrender of this Warrant by the Holder at the principal office of the Company accompanied by payment of all transfer taxes, if any, payable in connection therewith, shall transfer this Warrant on the books of the Company and shall execute and deliver a new Warrant or Warrants of like tenor to the appropriate assignee expressly evidencing the right to purchase the aggregate number of Common Stock purchasable hereunder or such portion of such aggregate number as shall be contemplated by any such agreement.
     Notwithstanding anything herein to the contrary, each certificate for securities purchased under this Warrant shall bear a legend as follows:
“THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE FEDERAL OR ANY STATE SECURITIES LAWS AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH LAWS AS MAY BE APPLICABLE OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION THAT AN EXEMPTION FROM SUCH APPLICABLE LAWS EXISTS.”

     The Holder agrees for itself and all subsequent owners, that before any disposition is made of any securities purchased pursuant to the Warrant, the owner shall give written notice to the Company describing briefly the manner of any such proposed disposition. The securities shall not be transferred unless and until (i) the Company has received the opinion of counsel for such owners that the securities may be sold pursuant to an exemption from registration under the Securities Act of 1933 (the “Act”), or (ii) a Registration Statement relating to such securities has been filed by the Company and declared effective by the Securities and Exchange Commission (the “Commission”).
     Subject to the above, this Warrant may be exercised or assigned in whole or in part. In the event of the exercise or assignment hereof in part only, upon surrender of this Warrant for cancellation, together with the duly executed exercise or assignment and funds sufficient, to pay any transfer tax, the Company shall cause to be delivered to the Holder without charge a new Warrant of like tenor to this Warrant in the name of the Holder evidencing the right of the Holder to purchase the number of Common Stock purchasable hereunder as to which this Warrant has not been exercised or assigned.
     Upon receipt of the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant and execution of a customary affidavit of loss and indemnity agreement, the Company shall execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered as a result of such loss, theft, mutilation or destruction shall constitute an additional contractual obligation on the part of the Company.
     The Company, upon request of the then Holder(s) of a majority of the outstanding Warrant or shares of Common Stock issuable upon exercise of the Warrant, agrees to register expeditiously, on one occasion, the Common Stock underlying the Warrants and will file on such occasion a registration statement on Form S-3 (subject to the Company’s eligibility to use such form) covering such Common Stock underlying the Warrants. Such request must be made at any time during a period of four and one-half years beginning six months from the effective date of the Company’s initial public offering filed with the Securities and Exchange Commission on Form S-1, file number 333-163514. In connection with the request, the Company shall bear all expenses, one time only, attendant to registering the securities and shall immediately after the receipt of the registration request, give a notice to the other holders of Warrants who shall have 20 days to elect to include their shares of Common Stock in such registration. In addition, for a period of four and one-half years beginning six months after the date of the Warrant, the holders of the Warrants shall have the right to include such securities as part of any other registration of securities, other than on Forms S-4, S-8 or other inappropriate form, filed by the Company; .; provided, that if in the opinion of the managing underwriter in connection with any such offering the aggregate number of shares to be sold in such offering exceeds the maximum number which may be distributed without adversely affecting the price, timing or distribution of the shares being distributed, then each holder of Warrants shall be entitled to include in such registration not more than its pro rata portion of such maximum number of shares. The Company shall bear all expenses attendant to such registrations, and agrees to give the holders thereof not less than 30 days’ written notice thereof, including any terms or conditions, prior to the filing of any such registration statement with the Commission. The Company agrees to use its best efforts to promptly file and cause the filing required herein to become effective to register the Common Stock underlying the Warrants and to use its best efforts to keep the registration statement current and accurate for a period of 180 days (12 months on Form S-3).
     In each instance in which registration of the Common Stock underlying the Warrant is required, the Company shall:
     (1) Supply to the Holders intending to make a public distribution of their Common Stock, one executed copy of each registration statement and a reasonable number of copies of the preliminary, final and other prospectus in conformity with requirements of the Act and the Rules and Regulations promulgated thereunder and such other documents as the Holders shall reasonably request.
     (2) Indemnify and hold harmless each such Holder and each underwriter, within the meaning of the Act, who may purchase from or sell for any such Holder, any Common Stock, from and against any and all losses, claims, damages, and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigation, preparing, defending or settling any claim) arising from (i) any untrue or alleged untrue statement of material fact contained in any such registration statement or any prospectus contained therein or delivered thereunder, or from (ii) any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, unless each untrue statement or omission or such alleged untrue statement or omission was based upon information furnished or required to be furnished in writing to the Company by such Holders expressly for use therein, or the alleged liability arises from a violation by any Holders and/or any underwriter of the securities laws of any state relating to registration of securities or brokers or dealers, which indemnification shall include each person, if any, who controls any such Holders or underwriter within the meaning of the Act; provided, however, that the Company shall not be so obligated to indemnify any such Holders or controlling person unless such Holders shall at the same time indemnify the Company, its directors, each officer signing any registration statement and each person, if any, who controls the Company within the meaning of the Act, from and against any and all losses, claims, damages and liabilities (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigation, preparing, defending or settling any claim) arising from (a) any untrue or alleged untrue statement of a material fact contained in any registration statement or prospectus contained therein or (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but the indemnity of such Holders or controlling person shall be limited to liability based upon information furnished in writing to the Company by such Holders or controlling person expressly for use therein or relating the registration of securities or brokers or dealers in any state.
     The Company will also cooperate with the Holder(s) of the or Warrants issued upon the exercise of the Warrants in preparing and signing any registration statement or notification, in addition to the registration rights hereinabove provided, required in order to sell or transfer the Common Stock underlying this Warrant and will supply all information required therefor; but such additional registration or notification shall be at the Holder(s) cost and expense. The Company’s agreements with respect to registration of the securities will continue in effect regardless of the exercise or surrender of this Warrant.
     In no event shall this Warrant (or the securities issuable upon full or partial exercise hereof) be offered or sold except in conformity with the Act.
     This Warrant shall be governed by, and construed in accordance with, the laws of the State of California, without regard to its conflicts of laws principles or rules.
     IN WITNESS WHEREOF, the Company has caused this Warrant to be signed as of this       day of       , 2010.

THE FILM DEPARTMENT HOLDINGS, INC.
By:
Mark Gill, Chief Executive Officer

ANNEX I
THE FILM DEPARTMENT HOLDINGS, INC.
STATEMENT OF RIGHTS OF WARRANTS
     (a) In the event, prior to the expiration of the Warrant to which this Statement of Rights is attached by exercise or by its terms, the Company shall issue any of its Common Stock as a share dividend or shall subdivide the number of outstanding Common Stock into a greater number of shares, then, in either of such events, the then applicable Exercise Price per share purchasable pursuant to this Warrant in effect at the time of such action shall be reduced proportionately and the number of shares of Common Stock at that time purchasable pursuant to this Warrant shall be increased proportionately; and, conversely, in the event that the Company shall reduce the number of outstanding shares of Common Stock by combining such shares into a smaller number of shares, then, in such event, the then applicable Exercise Price per share purchasable pursuant to this Warrant in effect at the time of such action shall be increased proportionately and the number of shares of Common Stock at that time purchasable pursuant to this Warrant proportionately shall be decreased. Any dividend paid or distributed upon the Common Stock in shares of any other class of the Company or securities convertible into Common Stock shall be treated as a dividend paid in Common Stock to the extent that the shares of Common Stock are issuable upon the conversion thereof.
     (b) In the event, prior to the expiration of this Warrant by exercise or by its terms, the Company shall be recapitalized by reclassifying its outstanding Common Stock (other than into shares with a different par value, or by changing its outstanding Common Stock to shares without par value), or in the event the Company or a successor corporation shall consolidate or merge with or convey all or substantially all of its, or of any successor corporation’s, property and assets to any other corporation or corporations (any such other corporation being included within the meaning of the term “successor corporation” hereinbefore used in the context of any consolidation or merger of any other corporation with, or the sale of all or substantially all of the property of any such other corporation to, another corporation or corporations), or in the event of any other material change in the capital structure of the Company or of any successor corporation by reason of any reclassification, reorganization, recapitalization, consolidation, merger, conveyance or otherwise, then, as a condition of any such reclassification, reorganization, recapitalization, consolidation, merger or conveyance, a prompt, proportionate, equitable, lawful and adequate provision shall be made whereby the Holder of this Warrant shall thereafter have the right to purchase, upon the basis and the terms and conditions specified in this Warrant, in lieu of the securities of the Company theretofore purchasable upon the exercise of this Warrant, such shares, securities or assets as may be issued or payable with respect to or in exchange for the number of securities of the Company theretofore purchasable upon the exercise of this Warrant had such reclassification, reorganization, recapitalization, consolidation, merger or conveyance not taken place; and in any such event, the rights of the Holder of this Warrant to any adjustment in the number of Common Stock purchasable upon exercise of this Warrant, as provided herein, shall continue and be preserved in respect of any shares, securities or assets which the Holder becomes entitled to purchase. Notwithstanding anything herein to the contrary, the provisions of this paragraph (b) shall not apply to a merger with a subsidiary provided the Company is the continuing corporation and provided further such merger does not result in any reclassification, capital reorganization or other change of the securities issuable under this Warrant. The foregoing provisions of this paragraph (b) shall apply to successive reclassifications, capital reorganizations and changes of securities and to successive consolidation, mergers, sales or conveyances.
     (c) In the event the Company, at any time while this Warrant shall remain unexpired and unexercised, shall sell all or substantially all of its property, or dissolves, liquidates, or winds up its affairs, prompt, proportionate, equitable, lawful and adequate provision shall be made as part of the terms of any such sale, dissolution, liquidation, or winding up such that the Holder of this Warrant may thereafter receive, upon exercise hereof, in lieu of the securities of the Company which it would have been entitled to receive, the same kind and amount of any shares, securities or assets as may be issuable, distributable or payable upon any such sale, dissolution, liquidation or winding up with respect to each Common Share of the Company; provided, however, that in the event of any such sale, dissolution, liquidation or winding up, the right to exercise this Warrant shall terminate on a date fixed by the Company, such date so fixed to be not earlier than 5:00 p.m., Eastern Time, on the 45th day next succeeding the date on which notice of such termination of the right to exercise this Warrant has been given by mail to the Holder of this Warrant at such Holder’s address as it appears on the books of the Company.
     (d) If the Company should at any time or from time to time hereafter issue or sell any Common Stock (other than the Common Stock which may be purchased under this Warrant) without consideration or for a consideration per share less than the Fair Market Value of the Common Stock at the time of such issue or sale, then forthwith upon such issue or sale, the Exercise Price shall be adjusted to a price (computed to the nearest cent) determined by multiplying the Exercise Price in effect immediately prior thereto by a fraction, the numerator of which shall be an amount equal to the sum of (i) the number of Common Stock outstanding immediately prior to such issue or sale plus (ii) the number of shares of Common Stock which the aggregate consideration received by the Company in respect of such issue or sale would purchase based on such Fair Market Value, and the denominator of which shall be the total number of Common Stock outstanding immediately after such issue or sale. For purposes of this paragraph (d), the following provisions (1) to (5) shall also be applicable.
     (1) In case at any time hereafter the Company shall in any manner grant any right to subscribe for or to purchase, any option for the purchase of Common Stock or any stock or other securities convertible into or exchangeable for Common Stock (such convertible or exchangeable stock or securities being hereinafter referred to as “Convertible Securities”), and the minimum price per share for the Common Stock, pursuant to such rights or option or upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount, if any, received or receivable by the Company as consideration for the granting of such rights or options, plus the minimum aggregate amount of additional consideration payable to the Company upon the exercise of such rights or options, plus, in the case of such Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange thereof, by (ii) the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon the conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights or options) shall be less than the Exercise Price in effect immediately prior to the time of the granting of such rights or options, then the total maximum number of shares of Common Stock issuable pursuant to such rights or options or upon conversion or exchange of the total maximum amount of such Convertible Securities issuable upon the exercise of such rights and options shall (as of the date of granting of such rights or options) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and further provided, that, upon the expiration of such rights (including rights to convert or exchange) or options, (A) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable pursuant to such rights or options (including rights to convert or exchange) were not exercised, shall no longer be deemed to be issued and outstanding; and (B) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the Common Stock actually issued upon the exercise of such rights or options or upon conversion or exchange of such Convertible Securities.
     (2) In case the Company shall in any manner issue or sell any Convertible Securities, and the minimum price per share for which such Common Stock are issuable upon conversion or exchange of such Convertible Securities (determined by dividing (i) the total amount received or receivable by the Corporation as consideration for the issue or sale of such Convertible Securities, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the conversion or exchange of all such Convertible Securities by (ii) the total maximum number of Common Stock issuable upon the conversion or exchange of all such Convertible Securities) shall be less than the Exercise Price in effect immediately prior to the time of such issue or sale, then the total maximum number of Common Stock issuable upon conversion or exchange of all such Convertible Securities shall (as of the date of the issue or sale of such Convertible Securities) be deemed to be outstanding and to have been issued for said price per share as so determined; provided, that no further adjustment of the Exercise Price shall be made upon the actual issue of Common Stock so deemed to have been issued; and, further provided, that if any such issue or sale of such Convertible Securities is made upon exercise of any right to subscribe for or to purchase or any option to purchase any such Convertible Securities for which an adjustment of the Exercise Price has been or is to be made pursuant to other provisions of this paragraph (d) no further adjustment of the Exercise Price shall be made by reason of such issue or sale; and, further provided, that, upon the termination of the right to convert or to exchange such Convertible Securities for Common Stock, (A) the number of shares of Common Stock deemed to have been issued and outstanding by reason of the fact that they were issuable upon conversion or exchange of any such Convertible Securities, which were not so converted or exchanged, shall no longer be deemed to be issued and outstanding, and (B) the Exercise Price shall forthwith be adjusted to the price which would have prevailed had all adjustments been made on the basis of the issue only of the number of Common Stock actually issued upon conversion or exchange of such Convertible Securities.
     (3) In case any Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued solely for cash, the consideration received therefor, after deducting therefrom any commission or other expenses paid or incurred by the Company for any underwriting of, or otherwise in connection with, the issuance thereof, shall be deemed to be the amount received by the Company therefor. In case any Common Stock or Convertible Securities or any rights or options to purchase any such stock or securities shall be issued for a consideration part or all of which shall be other than cash, then, for the purpose of this paragraph (d), the Board of Directors of the Company shall determine the fair value of such consideration, which is not cash, irrespective of accounting treatment, and such Common Stock, Convertible Securities, rights or options shall be deemed to have been issued for an amount of cash equal to the value of such consideration other than cash so determined by the Board of Directors plus any cash, received therefor. The reclassification of securities other than Common Stock into securities including Common Stock shall be deemed to involve the issuance for a consideration other than cash of such Common Stock immediately prior to the close of business on the date fixed for the determination of securities holders entitled to receive such Common Stock. In case any Common Stock or Convertible Securities or any rights or options to purchase any such stock or other securities shall be issued together with other stock or securities or other assets of the Company for a consideration which includes both, the Board of Directors of the Company shall determine what part of the consideration so received is to be deemed to be consideration for the issue of such Common Stock, Convertible Securities, rights or options.
     (4) For purposes of paragraphs (a) and (d), in case the Company shall take a record of the holders of any Common Stock for the purpose of entitling them (i) to receive a dividend or other distribution payable in Common Stock or in Convertible Securities, or (ii) to subscribe for or purchase Common Stock or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.
     (5) For the purpose of this paragraph (d), Common Stock at any relevant time owned or held by, or for the account of, the Company shall not be deemed outstanding.
     Notwithstanding this paragraph (d) or paragraph (a), above, to the contrary, the Company shall not be required to give effect to any adjustment in the Exercise Price of less than one cent, but when the cumulative net effect of more than one adjustment so determined shall be to change the actual Exercise Price by at least one cent, such change in the Exercise Price shall thereupon be given effect.
     (e) Upon any exercise of this Warrant by the Holder, the Company shall not be required to deliver fractions of any securities; but prompt, proportionate, equitable, lawful and adequate adjustment in the Exercise Price payable by the Holder shall be made in respect of any such fraction of any securities on the basis of the Exercise Price then applicable upon the exercise of this Warrant.
     (f) In the event, prior to the expiration of this Warrant by exercise or by its terms, the Company shall determine to take a record of its securities holders for the purpose of determining securities holders entitled to receive any share dividend, distribution or other right which will cause any change or adjustment in the number, amount, price or nature of the Common Stock or other shares, securities or assets deliverable upon the exercise of this Warrant pursuant to the foregoing provisions, the Company shall specify the date as of which such record is to be taken; the purpose for which such record is to be taken; and the number, amount, price and nature of the shares of Common Stock or other securities or assets which will be deliverable upon exercise of this Warrant after the action for which such record will be taken has been consummated.
     (g) The Company may deem and treat the registered Holder of this Warrant at any time as the absolute owner hereof for all purposes, and the Company shall not be affected by any notice to the contrary.
     (h) Whenever the Exercise Price shall be adjusted as required by the provisions of paragraphs (a) or (d) hereof, the Company shall forthwith file in the custody of its Secretary or Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer’s certificate showing the adjusted Exercise Price determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer’s certificate shall be made available at all reasonable times for inspection by the Holder and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder. Such certificate shall be conclusive as to the correctness of such adjustment.
     (i) This Warrant shall not entitle the Holder hereof to any of the rights of shareholders or to any dividend declared upon the Common Stock unless the Holder shall have exercised this Warrant prior to the record date fixed by the Board of Directors of the Company for the determination of holders of Common Stock entitled to such dividend or other right.

EXHIBIT A
FORM TO BE USED TO EXERCISE WARRANT:
The Film Department Holdings, Inc.
8439 Sunset Blvd., 2nd Floor
West Hollywood, California 90069
Date:            , 20
     The Undersigned hereby elects irrevocably to exercise the attached Warrant dated           , 2010 and to purchase            shares of The Film Department Holdings, Inc. called for thereby, and hereby makes payment of $           (at the rate of $            per share) in payment of the Exercise Price pursuant thereto or the surrender herewith of the Warrant to purchase               shares in consideration of the Cashless Exercise Price pursuant thereto, as the case may be. Please issue the shares as to which this Warrant is exercised in accordance with the instructions given below.

Signature

Signature Guaranteed (Medallion)
INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK

Name
(Print in Block Letters)

Address

FEIN #

EXHIBIT B
FORM TO BE USED TO ASSIGN WARRANT:
ASSIGNMENT
     (To be executed by the registered Holder to effect a transfer of the within Warrant:)
     FOR VALUE RECEIVED,            does hereby sell, assign and transfer unto            the right to purchase            shares of The Film Department Holdings, Inc. evidenced by that certain Warrant dated      , 2010       and does hereby irrevocably constitute and appoint            attorney to transfer such right on the books of such Company with full power of substitution in the premises.
Dated:           , 20   .

Signature

Signature Guaranteed (Medallion)
     NOTICE: The signature to the form to exercise or form to assign must correspond with the name as written upon the face of the Warrant in every particular without alteration or enlargement or any change whatsoever, and must be medallion guaranteed by a bank, other than a savings bank, or by a trust company or by a firm having membership on a registered national securities exchange.